EXHIBIT 99
Contact:
Jon Mills
Director, External Communications
317-658-4540
jon.mills@cummins.com

February 9, 2022

For Immediate Release

Cummins to acquire engine braking and cylinder deactivation company to advance its path to a zero emissions future

Columbus, Indiana – Cummins Inc. (NYSE: CMI) today announced the signing of an agreement to acquire Jacobs Vehicle Systems (JVS), a subsidiary of Altra Industrial Motion Corp., and a supplier of engine braking, cylinder deactivation, start and stop and thermal management technologies. The agreement brings the addition of new technologies to provide growth opportunities for Cummins’ current and future advanced diesel engine platforms. The acquisition of JVS also secures critical USMCA qualified engine components for current and aftermarket products and expands on Cummins Turbo Technologies’ success with customers globally.

“JVS brings engineering expertise, best in class products and key manufacturing capabilities to Cummins that will allow us to continue developing component technologies that deliver market leading performance and emissions,” said Jennifer Rumsey, Cummins’ President and Chief Operating Officer. “We expect that this transaction will provide both attractive financial returns and future growth opportunities for our company.”

Cummins plans to maintain JVS’ customer relationships and offer improved value and other benefits to the customers of both companies. Operations from the acquisition will report into Cummins Turbo Technologies, a business unit led by Shon Wright, Vice President of Cummins Turbo Technologies, that resides within the company’s Components segment. “We’re excited about the prospect of welcoming employees from JVS into the Cummins organization and look forward to adding their deep engineering talent to complement our expertise as we work together to develop innovative and cost-effective products now, and in the future,” said Wright.

The acquisition also represents another step forward in Cummins’ continued investment in key technologies to advance its path to zero emissions strategy that will reduce greenhouse gas emissions and lower the air quality impacts of their products. Engine braking and cylinder deactivation technologies will be key components to meeting current and future emissions regulations, and this acquisition would allow Cummins to better integrate valuable components with its emissions-leading medium- and heavy-duty engines.

Founded in 1961, JVS has roughly 600 employees and more than 60 years of experience in engine retarding and valve actuation systems for the commercial vehicle industry. Since then, more than nine million engine brakes have been produced by JVS for commercial vehicles throughout the world. There is also historical linkage between JVS and Cummins. In 1961, JVS introduced the first engine brake, commonly referred to as the “Jake Brake” for commercial vehicles, which was invented by Clessie Cummins, the founder of Cummins Inc.

“We believe this acquisition is a terrific move to continue the rich tradition of JVS innovation,” said Carl Christenson, Chairman and CEO of Altra. “The sale of JVS to Cummins will provide new opportunities to innovate and evolve industries that both companies have been part of for more than 60 years.”

JVS has two primary manufacturing facilities in Bloomfield, CT (USA) and Suzhou, China, and Cummins expects to invest additional capacity and resources into their operations. JVS’ manufacturing footprint will also help Cummins meet USMCA requirements and further invest in the U.S.

This acquisition is subject to customary closing conditions, including receipt of applicable regulatory approvals, and is expected to close during this calendar year.

About Cummins Inc.
Cummins Inc., a global power leader, is a corporation of complementary business segments that design, manufacture, distribute and service a broad portfolio of power solutions. The company’s products range from diesel, natural gas, electric and hybrid powertrains and powertrain-related components including filtration, aftertreatment, turbochargers, fuel systems, controls systems, air handling systems, automated transmissions, electric power generation systems, batteries, electrified power systems, hydrogen generation and fuel cell products. Headquartered in Columbus, Indiana (U.S.), since its founding in 1919, Cummins employs approximately 59,900 people committed to powering a more prosperous world through three global corporate responsibility priorities critical to healthy communities: education, environment and equality of opportunity. Cummins serves its customers online, through a network of company-owned and independent distributor locations, and through thousands of dealer locations worldwide and earned about $2.1 billion on sales of $24.0 billion in 2021. See how Cummins is powering a world that’s always on by accessing news releases and more information at https://www.cummins.com/always-on.

Forward-looking disclosure statement
Information provided in this release that is not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our forecasts, guidance, preliminary results, expectations, hopes, beliefs and intentions on strategies regarding the future. These forward-looking statements include, without limitation, statements relating to our plans and expectations for our revenues and EBITDA. Our actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including, but not limited to: any adverse results of our internal review into our emissions certification process and compliance with emission standards; increased scrutiny from regulatory agencies, as well as unpredictability in the adoption, implementation and enforcement of emission standards around the world; changes in international, national and regional trade laws, regulations and policies; any adverse effects of the U.S. government's COVID-19 vaccine mandates; changes in taxation; global legal and ethical compliance costs and risks; increasingly stringent environmental laws and regulations; future bans or limitations on the use of diesel-powered products; raw material, transportation and labor price fluctuations and supply shortages; aligning our capacity and production with our demand; the actions of, and income from, joint ventures and other investees that we do not directly control; large truck manufacturers' and original equipment manufacturers' customers discontinuing outsourcing their engine supply needs or experiencing financial distress, bankruptcy or change in control; product recalls; variability in material and commodity costs; the development of new technologies that reduce demand for our current products and services; lower than expected acceptance of new or existing products or services; product liability claims; our sales mix of products; failure to complete, adverse results from or failure to realize the expected benefits of the separation of our filtration business; our plan to reposition our portfolio of product offerings through exploration of strategic acquisitions and divestitures and related uncertainties of entering such transactions; challenging markets for talent and ability to attract, develop and retain key personnel; climate change and global warming; exposure to potential security breaches or other disruptions to our information technology environment and data security; political, economic and other risks from operations in numerous countries including political, economic and social uncertainty and the evolving globalization of our business; competitor activity; increasing competition, including increased global competition among our customers in emerging markets; labor relations or work stoppages; foreign currency exchange rate changes; the performance of our pension plan assets and volatility of discount rates; the price and availability of energy; continued availability of financing, financial instruments and financial resources in the amounts, at the times and on the terms required to support our future business; and other risks detailed from time to time in our SEC filings, including particularly in the Risk Factors section of our 2021 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this press release and we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect our performance may be found in our filings with the SEC, which are available at http://www.sec.gov or at http://www.cummins.com in the Investor Relations section of our website.